Exhibit 99.1

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                  245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10167
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax

                                 FAX TRANSMITTAL
                        IMC HOME EQUITY LOAN TRUST 1998-1
                        ---------------------------------
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Fax to:                                                       Date:
Company:                                     # Pages (incl. cover):
Fax No:                                                   Phone No:
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From:                                                     Phone No:
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      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                              AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

IMC Home Equity Loan Trust 1998-1
Computational Materials: Information Relating to the Collateral (page 1 of 5)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED RATE HOME EQUITY LOANS
Preliminary characteristics of the Initial Home Equity Loans as of the Statistical Calculation Date 2/11/98:

      Total Number of Loans:                                            10,252
      Total Outstanding Loan Balance:                             $607,106,261
             Balloon (% of Total):                                       38.21%
             Level Pay (% of Total):                                     61.79%
      Average Loan Principal Balance:                                  $59,218                 ($4,991  to $226,489)
      Weighted Average CLTV :                                            75.92%                (5.88% to 100.00%)
      % of Pool with LTVs greater than 85%:                              10.49%
      Weighted Average Coupon:                                           11.20%                (6.50% to 18.00%)
      Weighted Average Remaining Term to Maturity (months):                245                 (30 to 360)
      Weighted Average Seasoning (months):                                   3                 (0 to 54)
      Weighted Average Original Term (months):                             247                 (48 to 360 )
      Range of Original Terms:

                                                                              Level Pay                             Balloon
                                                                    ----------------------------         ---------------------------
                                                                     Up to 60:           0.11%            Up to 60:          0.04%
                                                                     61 - 120:           1.47%            61 - 120:          0.27%
                                                                    121 - 180:           15.25%           121 - 180:         37.89%
                                                                    181 - 240:           10.08%           181 - 240:         0.00%
                                                                    241 - 300:           0.60%            241 - 360:         0.00%
                                                                    301 - 360:           34.28%

Lien Position:                               1st Lien:            89.31%
                                             2nd Lien:            10.69%

Property Type:                 Single Family Detached:            87.68%
                               Single Family Attached:             1.37%
                                           2-4 Family:             8.73%
                                Condominium/Townhouse:             1.40%
                                                Other:             0.81%

Occupancy Status:                      Owner Occupied:            94.15%
                                   Non-Owner Occupied:             5.85%

Geographic Distribution:                                             NY:          17.66%            PA:      5.55%
(states not listed individually account                              FL:          10.71%
for less than 5.00% of the Mortgage                                  MI:           6.14%
Loan principal balance)                                              IL:           6.08%

Credit Quality:                                                       A:          53.17%
(per IMC's guidelines)                                                B:          22.90%
                                                                      C:          18.97%
                                                                      D:           4.95%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1998-1
Computational Materials: Information Relating to the Collateral (page 2 of 5)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED RATE HOME EQUITY LOANS
Preliminary characteristics of the Initial Home Equity Loans as of the Statistical Calculation Date 2/11/98:

                      Geographic Distribution of Properties

                                    Number of Home                      Aggregate                    % of Aggregate
      State                          Equity Loans                     Loan Balance                    Loan Balance
-----------------------          ----------------------            -------------------             ------------------
Alabama                                      47                       $3,211,461.59                      0.53%
Alaska                                        2                          119,137.95                      0.02
Arizona                                     100                        5,707,429.20                      0.94
Arkansas                                     35                        1,531,102.96                      0.25
California                                  130                       10,127,334.95                      1.67
Colorado                                    152                       10,563,596.69                      1.74
Connecticut                                 137                        9,367,896.06                      1.54
Delaware                                     37                        1,979,568.17                      0.33
District of Columbia                         52                        3,875,263.35                      0.64
Florida                                    1190                       65,031,350.15                     10.71
Georgia                                     416                       22,920,978.73                      3.78
Hawaii                                        8                          969,724.98                      0.16
Idaho                                        23                        1,223,179.74                      0.20
Illinois                                    593                       36,919,168.03                      6.08
Indiana                                     425                       18,714,882.59                      3.08
Iowa                                         34                        1,504,827.04                      0.25
Kansas                                       33                        1,493,096.00                      0.25
Kentucky                                     67                        3,493,000.12                      0.58
Louisiana                                    54                        2,080,963.85                      0.34
Maine                                        14                          772,041.91                      0.13
Maryland                                    451                       28,412,492.73                      4.68
Massachusetts                               209                       13,186,392.87                      2.17
Michigan                                    740                       37,272,545.67                      6.14
Minnesota                                    66                        4,229,983.16                      0.70
Mississippi                                  76                        3,625,979.41                      0.60
Missouri                                    109                        4,611,058.01                      0.76
Montana                                      10                          642,983.11                      0.11
Nebraska                                     14                          647,496.37                      0.11
Nevada                                       47                        3,020,007.49                      0.50
New Hampshire                                17                        1,010,194.11                      0.17
New Jersey                                  374                       27,689,620.70                      4.56
New Mexico                                   64                        4,554,859.56                      0.75
New York                                   1325                      107,202,772.30                     17.66
North Carolina                              418                       21,524,984.30                      3.55
North Dakota                                  3                           98,808.91                      0.02
Ohio                                        559                       29,785,122.16                      4.91
Oklahoma                                     39                        1,781,750.95                      0.29
Oregon                                       59                        3,289,137.44                      0.54
Pennsylvania                                634                       33,680,319.66                      5.55
Rhode Island                                 37                        2,589,454.11                      0.43
South Carolina                              205                        9,094,785.72                      1.50
South Dakota                                  2                          113,158.80                      0.02
Tennessee                                   521                       28,381,699.37                      4.67
Texas                                       194                       10,154,145.74                      1.67
Utah                                         94                        6,232,464.30                      1.03
Vermont                                      10                          549,781.85                      0.09
Virginia                                    224                       11,705,213.44                      1.93
Washington                                   84                        4,688,305.57                      0.77
West Virginia                                59                        2,507,895.75                      0.41
Wisconsin                                    53                        2,839,338.77                      0.47
Wyoming                                       6                          377,504.33                      0.06
                                        -------                    ----------------                    ------
                 Total                   10,252                     $607,106,260.72                    100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1998-1
Computational Materials: Information Relating to the Collateral (page 3 of 5)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED RATE HOME EQUITY LOANS
Preliminary characteristics of the Initial Home Equity Loans as of the Statistical Calculation Date 2/11/98:

                          Combined Loan-to-Value Ratios

     Range of                Number of Home                Aggregate                 % of Aggregate
  Original CLTV's             Equity Loans                Loan Balance                Loan Balance
------------------           --------------             ----------------            ----------------
   5.01 to 10.00%                    7                       $78,575.58                     0.01%
  10.01 to 15.00                    16                       374,889.78                     0.06
  15.01 to 20.00                    35                       846,859.22                     0.14
  20.01 to 25.00                    44                     1,364,198.88                     0.22
  25.01 to 30.00                    76                     2,609,924.77                     0.43
  30.01 to 35.00                    92                     3,237,485.03                     0.53
  35.01 to 40.00                   123                     4,760,633.98                     0.78
  40.01 to 45.00                   137                     6,232,427.17                     1.03
  45.01 to 50.00                   255                    11,335,029.06                     1.87
  50.01 to 55.00                   237                    11,961,575.93                     1.97
  55.01 to 60.00                   435                    20,425,898.04                     3.36
  60.01 to 65.00                   695                    38,065,570.77                     6.27
  65.01 to 70.00                  1042                    57,230,621.99                     9.43
  70.01 to 75.00                  1481                    91,037,266.50                    15.00
  75.01 to 80.00                  2739                   191,012,615.90                    31.46
  80.01 to 85.00                  1154                    76,586,745.88                    12.62
  85.01 to 90.00                   896                    64,548,114.63                    10.63
  90.01 to 95.00                   182                     7,521,381.09                     1.24
 95.01 to 100.00                   606                    17,876,446.52                     2.94
                                -------                 ---------------                   ------
                 Total          10,252                  $607,106,260.72                   100.00%

                      Statistical Cut-Off Date Coupon Rates

     Range of                Number of Home                Aggregate                 % of Aggregate
   Coupon Rates               Equity Loans                Loan Balance                Loan Balance
------------------           --------------             ----------------            ----------------
 6.001 to  7.000%                   10                      $981,862.37                     0.16%
 7.001 to  8.000                    48                     4,330,669.90                     0.71
 8.001 to  9.000                   333                    29,679,006.73                     4.89
 9.001 to 10.000                 1,553                   118,965,648.40                    19.60
10.001 to 11.000                 2,673                   177,228,202.33                    29.19
11.001 to 12.000                 2,429                   139,040,384.87                    22.90
12.001 to 13.000                 1,326                    62,844,638.87                    10.35
13.001 to 14.000                 1,120                    47,252,237.22                     7.78
14.001 to 15.000                   583                    20,853,066.85                     3.43
15.001 to 16.000                   131                     4,822,992.61                     0.79
16.001 to 17.000                    39                       973,334.04                     0.16
17.001 to 18.000                     7                       134,216.53                     0.02
                                -------                 ---------------                   ------
                 Total          10,252                  $607,106,260.72                   100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1998-1
Computational Materials: Information Relating to the Collateral (page 4 of 5)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED RATE HOME EQUITY LOANS
Preliminary characteristics of the Initial Home Equity Loans as of the Statistical Calculation Date 2/11/98:

                      Statistical Cut-Off Date Loan Balance

     Cut-Off Date                Number of Home              Aggregate              % of Aggregate
    Loan Balances                 Equity Loans              Loan Balance             Loan Balance
------------------------         ---------------           ----------------         --------------
        Up to $25,000.00               1,912                 $35,081,571.63                  5.78%
 25,000.01 to  50,000.00               3,624                 135,563,056.26                 22.33
 50,000.01 to  75,000.00               2,075                 127,827,855.71                 21.06
 75,000.01 to 100,000.00               1,115                  96,830,601.69                 15.95
100,000.01 to 125,000.00                 686                  76,141,131.67                 12.54
125,000.01 to 150,000.00                 379                  51,774,019.35                  8.53
150,000.01 to 175,000.00                 208                  33,614,496.80                  5.54
175,000.01 to 200,000.00                 143                  26,751,555.78                  4.41
200,000.01 to 250,000.00                 110                  23,521,971.84                  3.87
                                      ------                ---------------                ------
                 Total                10,252                $607,106,260.72                100.00%

                    Distribution of Months Since Origination

  Number of Months           Number of Home                Aggregate                  % of Aggregate
 Since Origination            Equity Loans                Loan Balance                 Loan Balance
-------------------          --------------              ---------------              --------------
      0 to 1                         619                 $ 35,523,129.35                    5.85%
      2 to 12                      9,546                  568,038,550.82                   93.56
     13 to 24                         85                    3,269,109.21                    0.54
     25 or more                        2                      275,471.35                    0.05
                                  ------                 ---------------                 -------
                 Total            10,252                 $607,106,260.72                  100.00%

                   Distribution of Remaining Term to Maturity

Months Remaining              Number of Home              Aggregate                   % of Aggregate
  to Maturity                  Equity Loans             Loan Balance                    Loan Balance
----------------              --------------          -----------------               ---------------
   Up to 120                           403               $11,517,153.88                     1.90%
  121 to 180                         6,073               322,772,831.49                    53.17
  181 to 240                         1,140                61,057,122.55                    10.06
  241 to 300                            62                 3,620,661.56                     0.60
  301 to 360                         2,574               208,138,491.24                    34.28
                                    ------              ---------------                   ------
                 Total              10,252              $607,106,260.72                   100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1998-1
Computational Materials: Information Relating to the Collateral (page 5 of 5)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


FIXED RATE HOME EQUITY LOANS
Preliminary characteristics of the Initial Home Equity Loans as of the Statistical Calculation Date 2/11/98:

                        Distribution by Occupancy Status

                                   Number of Home                Aggregate                   % of Aggregate
   Occupancy Status                 Equity Loans                Loan Balance                  Loan Balance
--------------------               ---------------             ---------------               ---------------
Owner Occupied                          9,599                  $571,613,624.41                      94.15%
Investor Owned                            653                    35,492,636.32                       5.85
                                       ------                  ---------------                     ------
                 Total                 10,252                  $607,106,260.72                     100.00%

                          Distribution by Lien Position

                                    Number of Home                Aggregate                    % of Aggregate
     Lien Position                   Equity Loans                Loan Balance                   Loan Balance
-------------------                 --------------             ---------------                 --------------
     First Lien                          8,003                 $542,230,749.32                      89.31%
    Second Lien                          2,249                   64,875,511.40                      10.69
                                       -------                 ---------------                     ------
                 Total                  10,252                 $607,106,260.72                     100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Equity Loan Trust 1998-1
Computational Materials: Information Relating to the Certificates (page 1 of 6)
--------------------------------------------------------------------------------

TRANSACTION SUMMARY (a)
-------------------------------------------------------------------------------------------------------------------------
                                               Estimated    Estimated    Estimated     Estimated
                                                  WAL       Modified     Principal     Principal         Expected
                 Approximate                    to Call     Duration      Lockout       Window            Ratings
 Certificate         Size        Coupon (b)     (years)      (years)      (months)     (months)     (Moody's/S&P/Fitch)
-------------------------------------------------------------------------------------------------------------------------
Class A-1         $334,270,000  Floating (c)       0.90         0.85          none           19       Aaa / AAA / AAA
Class A-2         $137,610,000     Fixed           2.00         1.83            18           10       Aaa / AAA / AAA
Class A-3         $151,170,000     Fixed           3.00         2.66            27           20       Aaa / AAA / AAA
Class A-4         $101,640,000     Fixed           5.00         4.14            46           32       Aaa / AAA / AAA
Class A-5         $ 70,310,000     Fixed           7.74         5.84            77           18       Aaa / AAA / AAA
Class A-6         $ 70,000,000     Fixed           6.35         5.03            38           57       Aaa / AAA / AAA
Class A-7IO       $ 70,000,000   Fixed (d)          N/A         1.24           N/A          N/A      Aaa / AAAr / AAA
Class M-1         $ 47,500,000     Fixed           5.36         4.28            37           58        Aa2 / AA / AA
Class M-2         $ 45,000,000     Fixed           5.35         4.24            36           59         A2 / A / A
Class B           $ 42,500,000     Fixed           5.34         4.19            36           59      Baa3 / BBB- / BBB
--------------- --------------- ------------- ------------ ------------ ------------- ------------ ----------------------

Notes:   (a)   100% Prepayment Assumption: 4.0% CPR in month 1, and an
               additional 1.909% per annum in each month thereafter until month
               12. On and after month 12, 25% CPR. Priced to 10% optional call.
         (b)   The pass-through rate for each class remaining outstanding will increase by 0.50% for remittance periods beginning after the optional termination date.
         (c)   The lesser of (i) One-Month LIBOR plus 0._ % and (ii) the
               weighted average Coupon Rate of the Home Equity Loans, less
               0.50375% per annum.
         (d)   Interest will be calculated on the basis of a notional principal amount equal to the outstanding certificate balance of the Class
               A-6 Certificates until the payment date in September, 2000.

Class A-1 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                         8.93       1.49        1.10       0.90        0.77        0.69
Modified Duration (years)                    6.38       1.37        1.03       0.85        0.73        0.65
First Principal Payment                   4/20/98    4/20/98     4/20/98    4/20/98     4/20/98     4/20/98
Last Principal Payment                   12/20/12    2/20/01     4/20/00   10/20/99     7/20/99     5/20/99
Principal Lockout (months)                   none       none        none       none        none        none
Principal Window (months)                     177         35          25         19          16          14
Illustrative Yield @ Par (30/360)          5.923%     5.930%      5.931%     5.932%      5.934%      5.939%
------------------------------------------------------------------------------------------------------------

Class A-2 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        14.78       3.72        2.58       2.00        1.64        1.40
Modified Duration (years)                    9.42       3.23        2.32       1.83        1.52        1.31
First Principal Payment                  12/20/12    2/20/01     4/20/00   10/20/99     7/20/99     5/20/99
Last Principal Payment                   12/20/12    9/20/02     4/20/01    7/20/00     2/20/00    10/20/99
Principal Lockout (months)                    176         34          24         18          15          13
Principal Window (months)                       1         20          13         10           8           6
Illustrative Yield @ Par (30/360)          6.277%     6.210%      6.170%     6.132%      6.096%      6.061%
------------------------------------------------------------------------------------------------------------

(1)   Indicates an interruption in the payment of principal.


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1998-1
Computational Materials: Information Relating to the Certificates (page 2 of 6)
--------------------------------------------------------------------------------


Class A-3 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        15.94       6.20        4.07       3.00        2.34        1.96
Modified Duration (years)                    9.80       4.97        3.49       2.66        2.12        1.80
First Principal Payment                  12/20/12    9/20/02     4/20/01    7/20/00     2/20/00    10/20/99
Last Principal Payment                    8/20/17    1/20/07     8/20/03    2/20/02    12/20/00     6/20/00
Principal Lockout (months)                    176         53          36         27          22          18
Principal Window (months)                      57         53          29     20 (1)          11           9
Illustrative Yield @ Par (30/360)          6.339%     6.306%      6.278%     6.248%      6.216%      6.189%
------------------------------------------------------------------------------------------------------------


Class A-4 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        23.41      11.43        7.34       5.00        3.61        2.61
Modified Duration (years)                   11.67       7.81        5.64       4.14        3.12        2.33
First Principal Payment                   8/20/17    1/20/07     8/20/03    2/20/02    12/20/00     6/20/00
Last Principal Payment                   12/20/24    8/20/12     5/20/08    9/20/04    11/20/02     2/20/01
Principal Lockout (months)                    232        105          64         46          32          26
Principal Window (months)                      89         68          58         32      24 (1)           9
Illustrative Yield @ Par (30/360)          6.590%     6.575%      6.558%     6.536%      6.509%      6.472%
------------------------------------------------------------------------------------------------------------


Class A-5 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        28.41      16.82       13.34      10.26        7.34        4.62
Modified Duration (years)                   12.22       9.66        8.46       7.07        5.49        3.79
First Principal Payment                  12/20/24    8/20/12     5/20/08    9/20/04    11/20/02     2/20/01
Last Principal Payment                   12/20/27    6/20/23     6/20/17    4/20/13    10/20/11     5/20/09
Principal Lockout (months)                    320        172         121         77          55          34
Principal Window (months)                      37        131         110    104 (1)     108 (1)     100 (1)
Illustrative Yield @ Par (30/360)          6.918%     6.934%      6.966%     6.976%      6.951%      6.875%
------------------------------------------------------------------------------------------------------------

(1) Indicates an interruption in the payment of principal.


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1998-1
Computational Materials: Information Relating to the Certificates (page 3 of 6)
--------------------------------------------------------------------------------


Class A-6 "LOCK BOND" (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        11.78       7.62        6.92       6.55        6.39        6.45
Modified Duration (years)                    7.93       5.76        5.36       5.15        5.06        5.10
First Principal Payment                   4/20/01    4/20/01     4/20/01    6/20/01    10/20/01     3/20/02
Last Principal Payment                   12/20/12   12/20/12    12/20/12   12/20/12     8/20/11     3/20/09
Principal Lockout (months)                     36         36          36         38          42          47
Principal Window (months)                     141        141         141        139         119          85
Illustrative Yield @ Par (30/360)          6.454%     6.438%      6.436%     6.441%      6.474%      6.520%
------------------------------------------------------------------------------------------------------------


Class A-7 IO (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   100%       125%        150%       175%        200%        225%
Ramp to                                    25.00%     31.25%      37.50%     43.75%      50.00%      56.25%
------------------------------------------------------------------------------------------------------------
Modified Duration (years)                    1.24       1.24        1.24       1.24        1.24        1.23
First Interest Payment                    4/20/98    4/20/98     4/20/98    4/20/98     4/20/98     4/20/98
Last Interest Payment                     9/20/00    9/20/00     9/20/00    9/20/00     9/20/00     9/20/00
Cashflow Window (months)                       30         30          30         30          30          30
Illustrative Yield (30/360)*               6.469%     6.469%      6.469%     6.469%      6.469%      2.469%
------------------------------------------------------------------------------------------------------------

* Assumes a purchase of 18.75739%.


Class M-1 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        20.63      10.34        7.57       5.87        4.92        4.51
Modified Duration (years)                   10.45       6.93        5.52       4.53        3.97        3.72
First Principal Payment                  12/20/12    4/20/03     9/20/01    5/20/01     7/20/01    10/20/01
Last Principal Payment                    8/20/27    7/20/18     4/20/13   10/20/11     1/20/09     1/20/07
Principal Lockout (months)                    176         60          41         37          39          42
Principal Window (months)                     177        184         140        126          91          64
Illustrative Yield @ Par (30/360)          7.018%     7.006%      7.006%     6.999%      6.989%      6.981%
------------------------------------------------------------------------------------------------------------


(1) Indicates an interruption in the payment of principal.


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1998-1
Computational Materials: Information Relating to the Certificates (page 4 of 6)
--------------------------------------------------------------------------------


Class M-2 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        20.61      10.24        7.56       5.80        4.80        4.28
Modified Duration (years)                   10.23       6.82        5.45       4.46        3.86        3.53
First Principal Payment                  12/20/12    4/20/03     9/20/01    4/20/01     5/20/01     7/20/01
Last Principal Payment                    6/20/27   12/20/16    12/20/12    9/20/10     2/20/08     5/20/06
Principal Lockout (months)                    176         60          41         36          37          39
Principal Window (months)                     175        165         136        114          82          59
Illustrative Yield @ Par (30/360)          7.274%     7.259%      7.259%     7.249%      7.238%      7.227%
------------------------------------------------------------------------------------------------------------


Class B (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        20.50      10.04        7.32       5.58        4.59        4.02
Modified Duration (years)                    9.93       6.64        5.29       4.31        3.70        3.33
First Principal Payment                  12/20/12    4/20/03     9/20/01    4/20/01     4/20/01     4/20/01
Last Principal Payment                    1/20/27    4/20/14     5/20/12    2/20/09    11/20/06     4/20/05
Principal Lockout (months)                    176         60          41         36          36          36
Principal Window (months)                     170        133         129         95          68          49
Illustrative Yield @ Par (30/360)          7.631%     7.611%      7.606%     7.591%      7.577%      7.564%
------------------------------------------------------------------------------------------------------------


** Class A-5 (to 10% clean-up call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        26.86      14.69       10.51       7.74        5.80        4.23
Modified Duration (years)                   11.98       9.02        7.29       5.84        4.65        3.55
First Principal Payment                  12/20/24    8/20/12     5/20/08    9/20/04    11/20/02     2/20/01
Last Principal Payment                    1/20/25   11/20/12     9/20/08    2/20/06     6/20/04     5/20/03
Principal Lockout (months)                    320        172         121         77          55          34
Principal Window (months)                       2          4           5     18 (1)          20      28 (1)
Illustrative Yield @ Par (30/360)          6.908%     6.898%      6.889%     6.877%      6.861%      6.837%
------------------------------------------------------------------------------------------------------------



(1) Indicates an interruption in the payment of principal.


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1998-1
Computational Materials: Information Relating to the Certificates (page 5 of 6)
--------------------------------------------------------------------------------

** Class A-6 "LOCK BOND" (to 10% clean-up call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        11.78       7.62        6.87       6.35        5.67        5.05
Modified Duration (years)                    7.93       5.76        5.34       5.03        4.61        4.20
First Principal Payment                   4/20/01    4/20/01     4/20/01    6/20/01    10/20/01     3/20/02
Last Principal Payment                   12/20/12   11/20/12     9/20/08    2/20/06     6/20/04     5/20/03
Principal Lockout (months)                     36         36          36         38          42          47
Principal Window (months)                     141        140          90         57          33          15
Illustrative Yield @ Par (30/360)          6.454%     6.438%      6.433%     6.429%      6.423%      6.416%
------------------------------------------------------------------------------------------------------------


** Class M-1 (to 10% clean-up call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        20.32      10.00        7.04       5.36        4.51        4.18
Modified Duration (years)                   10.40       6.83        5.29       4.28        3.73        3.52
First Principal Payment                  12/20/12    4/20/03     9/20/01    5/20/01     7/20/01    10/20/01
Last Principal Payment                    1/20/25   11/20/12     9/20/08    2/20/06     6/20/04     5/20/03
Principal Lockout (months)                    176         60          41         37          39          42
Principal Window (months)                     146        116          85         58          36          20
Illustrative Yield @ Par (30/360)          7.016%     6.998%      6.982%     6.966%      6.953%      6.947%
------------------------------------------------------------------------------------------------------------


** Class M-2 (to 10% clean-up call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        20.32      10.00        7.04       5.35        4.44        3.99
Modified Duration (years)                   10.19       6.74        5.24       4.24        3.66        3.36
First Principal Payment                  12/20/12    4/20/03     9/20/01    4/20/01     5/20/01     7/20/01
Last Principal Payment                    1/20/25   11/20/12     9/20/08    2/20/06     6/20/04     5/20/03
Principal Lockout (months)                    176         60          41         36          37          39
Principal Window (months)                     146        116          85         59          38          23
Illustrative Yield @ Par (30/360)          7.272%     7.253%      7.236%     7.219%      7.205%      7.196%
------------------------------------------------------------------------------------------------------------


(1) Indicates an interruption in the payment of principal.


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1998-1
Computational Materials: Information Relating to the Certificates (page 6 of 6)
--------------------------------------------------------------------------------


** Class B (to 10% clean-up call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                     0.00%     12.50%      18.75%     25.00%      31.25%      37.50%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        20.31       9.99        7.03       5.34        4.40        3.88
Modified Duration (years)                    9.90       6.62        5.17       4.19        3.59        3.24
First Principal Payment                  12/20/12    4/20/03     9/20/01    4/20/01     4/20/01     4/20/01
Last Principal Payment                    1/20/25   11/20/12     9/20/08    2/20/06     6/20/04     5/20/03
Principal Lockout (months)                    176         60          41         36          36          36
Principal Window (months)                     146        116          85         59          39          26
Illustrative Yield @ Par (30/360)          7.630%     7.610%      7.593%     7.575%      7.559%      7.547%
------------------------------------------------------------------------------------------------------------


(1) Indicates an interruption in the payment of principal.



--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1998-1
Information Relating to the Collateral (page 1 of 1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED RATE HOME EQUITY LOANS
Preliminary characteristics of the Initial Home Equity Loans as of the Statistical Calculation Date 2/11/98:

                                                                                                                    Weighted Avg.
                                     Number of Home           Aggregate        % of Aggregate     Weighted Avg.       Original
                                      Equity Loans           Loan Balance       Loan Balance      Gross Coupon          Term
                                    ------------------  ---------------------  ---------------- ----------------  ---------------
Total A Credit                                  5,339         $322,820,060.84             53.17%           10.719%         246
      Balloon                                   1,536          113,706,032.46             18.73            10.791%         180
           0 - 180                              1,536          113,706,032.46             18.73            10.791%         180
      Fully Amortizing                          3,803          209,114,028.38             34.44            10.680%         282
           0 - 180                              1,896           64,964,062.95             10.70            11.475%         173
           181 or more                          1,907          144,149,965.43             23.74            10.322%         330

Total B Credit                                  2,241          139,018,540.29             22.90            11.123%         251
      Balloon                                     750           52,309,025.47              8.62            11.342%         178
           0 - 180                                750           52,309,025.47              8.62            11.342%         178
      Fully Amortizing                          1,491           86,709,514.83             14.28            10.990%         295
           0 - 180                                594           19,969,303.64              3.29            11.307%         175
           181 or more                            897           66,740,211.19             10.99            10.896%         331

Total C Credit                                  2,112          115,190,465.56             18.97            12.012%         247
      Balloon                                     852           50,483,692.63              8.32            12.296%         180
           0 - 180                                852           50,483,692.63              8.32            12.296%         180
      Fully Amortizing                          1,260           64,706,772.93             10.66            11.790%         299
           0 - 180                                471           14,360,133.39              2.37            12.175%         174
           181 or more                            789           50,346,639.54              8.29            11.680%         335

Total D Credit                                    560           30,077,194.03              4.95            13.524%         244
      Balloon                                     263           15,473,582.10              2.55            13.633%         179
           0 - 180                                263           15,473,582.10              2.55            13.633%         179
      Fully Amortizin                             297           14,603,611.93              2.41            13.409%         313
           0 - 180                                109            2,853,018.54              0.47            13.227%         173
           181 or re                              188           11,750,593.39              1.94            13.454%         347
                                      ---------------   ---------------------  ----------------     -------------   ----------
TOTAL                                          10,252         $607,106,260.72            100.00%           11.196%         247


                                   Weighted Avg.          Weighted Avg.              Weighted Avg.
                                     Remaining            Amortization                 Remaining
                                       Term                   Term                 Amortization Term
                                    ------------        ----------------        -----------------------
Total A Credit                            243                     309                            307
      Balloon                             177                     360                            358
           0 - 180                        177                     360                            358
      Fully Amortizing                    279                     282                            279
           0 - 180                        171                     173                            171
           181 or more                    328                     330                            328

Total B Credit                            249                     320                            317
      Balloon                             176                     360                            358
           0 - 180                        176                     360                            358
      Fully Amortizing                    293                     295                            293
           0 - 180                        172                     175                            172
           181 or more                    329                     331                            329

Total C Credit                            244                     326                            323
      Balloon                             177                     360                            358
           0 - 180                        177                     360                            358
      Fully Amortizing                    297                     299                            297
           0 - 180                        172                     174                            172
           181 or more                    332                     335                            332

Total D Credit                            242                     337                            334
      Balloon                             177                     359                            357
           0 - 180                        177                     359                            357
      Fully Amortizin                     310                     313                            310
           0 - 180                        171                     173                            171
           181 or re                      344                     347                            344
                                  -----------           -------------          ---------------------
TOTAL                                     245                     316                            314


--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR, STEARNS                                           BEAR, STEARNS & CO. INC.
ATLANTA  BOSTON  CHICAGO                           ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                  245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10167
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax

                                FAX TRANSMITTAL
                       IMC HOME EQUITY LOAN TRUST 1998-1
                       ---------------------------------
                             Preliminary Term Sheet

--------------------------------------------------------------------------------
Fax to:                                                  Date:

Company:                                # Pages (incl. cover):

Fax No:                                              Phone No:
--------------------------------------------------------------------------------
From:                                                Phone No:
--------------------------------------------------------------------------------

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear
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form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

IMC Home Equity Loan Trust 1998-1
Computational Materials: Preliminary Term Sheet (page 1 of 8)
--------------------------------------------------------------------------------

Lead Manager:                          BEAR STEARNS

Co-Managers:                           Deutsche Morgan Grenfell
                                       J.P. Morgan Securities Inc.
                                       PaineWebber Incorporated

Seller and Servicer:                   IMC Mortgage Company

Depositor:                              IMC Securities, Inc.

Trustee:                                The Chase Manhattan Bank

Offered Certificates:                  $1,000,000,000 IMC Home Equity Loan
                                       Pass-Through Certificates, Series 1998-1 to be issued in the following classes:

-----------------------------------------------------------------------------------------------------------
                              Average                                      Final
                  Original    Life to      Principal      Principal     Scheduled                  Expected
Offered          Principal       Call        Lockout         Window      Payment                    Ratings
Certificates       Balance    (years)       (months)       (months)         Date    (S&P / Moody's / Fitch)
-----------------------------------------------------------------------------------------------------------
Class A-1     $334,270,000       0.90           none             19     12/20/12        Aaa / AAA / AAA
Class A-2     $137,610,000       2.00             18             10     12/20/12        Aaa / AAA / AAA
Class A-3     $151,170,000       3.00             27             20      4/20/18        Aaa / AAA / AAA
Class A-4     $101,640,000       5.00             46             32      3/20/25        Aaa / AAA / AAA
Class A-5     $ 70,310,000       7.74             77             18      6/20/29        Aaa / AAA / AAA
Class A-6     $ 70,000,000       6.35             38             57      6/20/29        Aaa / AAA / AAA
Class A-7 IO  $ 70,000,000        N/A            N/A            N/A      9/20/00        Aaa / AAAr / AAA
Class M-1     $ 47,500,000       5.36             37             58      6/20/29         Aa2 / AA / AA
Class M-2     $ 45,000,000       5.35             36             59      6/20/29           A2 / A / A
Class B       $ 42,500,000       5.34             36             59      6/20/29        Baa3 / BBB- / BBB
-----------------------------------------------------------------------------------------------------------

Other Certificates:           In addition to the Offered Certificates, the Trust
                              will issue a residual class of Certificates (the
                              "Class R Certificates"). The Class R Certificates are not being offered hereby.

Registration:                 The Offered Certificates will be available in
                              book-entry form through the DTC, Cedel Bank, S.A.
                              and Euroclear System.

Cut-off Date:                 As of the close of business on March 1, 1998.

Statistical Calculation Date: As of February 11, 1998.

Expected Pricing Date:        February ___, 1998

Expected Closing Date:        On or About March ___, 1998



--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1998-1
Computational Materials: Preliminary Term Sheet (page 2 of 8)
--------------------------------------------------------------------------------

Distribution Dates:                     20th day of each month (or the next
                                        succeeding business day), commencing in
                                        April 1998.

Class A-7IO Notional
Principal Amount:                       Interest will be calculated on the Class
                                        A-7IO Certificates on each Distribution
                                        Date on the basis of a "Notional
                                        Principal Amount" equal to, for the
                                        first 30 Distribution Dates, the
                                        outstanding Class A-6 Certificate
                                        Principal Balance, or initially
                                        [$70,000,000], as of the first day of
                                        the related remittance period and,
                                        thereafter, zero. Reference to the
                                        Notional Principal Amount of the Class
                                        A-7IO Certificates is solely for
                                        convenience on certain calculations and
                                        does not represent the right to receive
                                        any distribution allocable to principal.

Delay: With the exception of the Class A-1 Certificates, 19 days. With respect to the Class A-1 Certificates, 0 days.

Certificate Pass-Through Rate:          With the exception of the Class A-1
                                        Certificates, interest will accrue on
                                        the Certificates at a fixed rate during
                                        the month prior to the month of the
                                        related Distribution Date on a
                                        30/360-day basis.

                                        With respect to any Distribution Date,
                                        the Class A-1 Certificates will be
                                        entitled to interest accrued from and
                                        including the preceding Distribution
                                        Date (or from the Closing Date in the
                                        case of the first Distribution Date) to
                                        and including the day prior to the then
                                        current Distribution Date (the "Class
                                        A-1 Accrual Period") at the Class A-1
                                        Certificate Pass- Through Rate on the
                                        aggregate principal balance of the Class
                                        A-1 Certificates on an actual/360-day
                                        basis.

                                        The "Class A-1 Certificate Pass-Through
                                        Rate" will be equal to the lesser of (x) with respect to any Distribution Date, One- Month LIBOR plus 0._% per annum and
                                        (y) the weighted average of the Home
                                        Equity Loan Rates, less 0.50375% per
                                        annum (the rate described in this clause
                                        (y), the "Available Funds Cap").


--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1998-1
Computational Materials: Preliminary Term Sheet (page 3 of 8)
--------------------------------------------------------------------------------

                                        The Certificate Pass-Through Rates with
                                        respect to the [Class A-5, Class A-6 and the Subordinate Certificates] will on any Distribution Date equal the lesser of (x) the Certificate Pass- Through Rate for such Class for any Distribution Date which occurs on or prior to the Optional Termination Date and with respect to any Distribution Date thereafter, the sum of (i) the Certificate Pass-Through Rate for such Class plus (ii) 0.50% per annum and (y) the weighted average Coupon Rate of the Home Equity Loans less the sum of approximately (i) 0.50375% and (ii) for the first 30 Distribution Dates, the product of (a) 8.25% per annum and (b) the Class A-7IO Notional Principal Amount divided by the Loan Balance of the Home Equity Loans, or thereafter, zero.

ERISA Eligibility:                      The Class A Certificates may be
                                        purchased by employee benefit plans that are subject to ERISA. The Class M-1,
                                        Class M-2, and Class B Certificates (the
                                        "Subordinate Certificates") may not be
                                        purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:                        The Offered Certificates will not
                                        constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:                   The owners of the Class R Certificates
                                        will have the right to purchase all of
                                        the home equity loans on any remittance
                                        date when the current aggregate
                                        outstanding loan balance of the home
                                        equity loans has declined to 10% or less of the Maximum Collateral Amount
                                        ("Optional Termination Date").

The Home Equity Loans:                  Fixed-rate conventional (closed-end)
                                        home equity mortgage loans.

Tax Status:                             REMIC


--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1998-1
Computational Materials: Preliminary Term Sheet (page 4 of 8)
--------------------------------------------------------------------------------



Credit Enhancement:                     Credit Enhancement with respect to the
                                        Certificates will be provided by (1)
                                        excess servicing, (2)
                                        overcollateralization, and (3) the
                                        subordination described below.

                                        Excess Servicing. The weighted average
                                        coupon rate on the home equity loans is
                                        generally expected to be higher than the sum of a) the servicing fee, b) the trustee fee, and c) the weighted average pass through rate on the certificates, thus generating excess interest collections which will be available to fund distributions on the certificates. This excess interest for each period, together with interest on the overcollateralization amount itself, on the related payment date is the excess servicing for such payment date.

                                        Overcollateralization: Excess servicing
                                        is applied, to extent available, to make accelerated payments of principal to the class or classes then entitled to receive distributions of principal; such application will cause the aggregate principal balance of the certificates to amortize more rapidly than the home equity loans, resulting in overcollateralization. Prior to the step down date, overcollateralization builds to [2.15]% of the Maximum Collateral Amount. On or after the step down date, overcollateralization is permitted to decrease, subject to certain performance tests, to an amount equal to [4.30]% of the current aggregate outstanding loan balance of the home equity loans, subject to a floor of [0.50]% of the Maximum Collateral Amount.

                                        Subordination: The rights of the Class
                                        M-1 Certificates to receive
                                        distributions will be subordinated, to
                                        the extent described herein, to such
                                        rights of the Class A Certificates. The
                                        rights of the Class M-2 Certificates to
                                        receive distributions will be
                                        subordinated, to the extent described
                                        herein, to such rights of the Class A
                                        and M-1 Certificates. The rights of the
                                        Class B Certificates to receive
                                        distributions will be subordinated, to
                                        the extent described herein, to such
                                        rights of the Class A Certificates,
                                        Class M-1 Certificates, and Class M-2
                                        Certificates.


--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1998-1
Computational Materials: Preliminary Term Sheet (page 5 of 8)
--------------------------------------------------------------------------------

                                        Application of Realized Losses: Realized losses will be absorbed first by excess servicing and the reduction of the overcollateralization amount, second, by the Class B Certificates, third, by the Class M-2 Certificates, and fourth, by the Class M-1 Certificates. Realized losses are not permitted to be applied to the Class A Certificates.

Summary of Expected Subordination & Overcollateralization:

PRIOR TO STEP DOWN DATE

-----------------------------------------------------------------------------------

                                                  Expected Target    Expected Total
                         Expected Initial   Overcollateralization     Target Credit
                        Subordination (a)              Amount (b)       Enhancement
-----------------------------------------------------------------------------------
Class A Certificates               13.50%                   2.15%            15.65%
Class M-1 Certificates              8.75%                   2.15%            10.90%
Class M-2 Certificates              4.25%                   2.15%             6.40%
Class B Certificates                 0.0%                   2.15%             2.15%
-----------------------------------------------------------------------------------

       (a) Represents the expected amount of subordination for each class as of the closing date.

       (b) The overcollateralization amount will equal zero as of the closing date. Excess servicing, if available, will be applied to make accelerated payments of principal until the overcollateralization amount equals the targeted overcollateralization, which is equal to [2.15]% of the Maximum Collateral Amount.

Interest Allocation:          The interest remittance amount shall be allocated
                              in the following priority:

                              1.  Payment of trustee fee;

                              2.  Current interest and unpaid interest on
                                  the Class A Certificates, pro-rata,
                                  without any priority;

                              3.  To the extent of the interest amount
                                  then remaining, current interest on the
                                  Class M-1 Certificates;

                              4.  To the extent of the interest amount
                                  then remaining, current interest on the
                                  Class M-2 Certificates;

                              5.  To the extent of the interest amount
                                  then remaining, current interest on the
                                  Class B Certificates;

                              6.  To the extent of the interest amount
                                  then remaining, as accelerated
                                  distribution of principal; and

                              7.  To the extent of the interest amount
                                  then remaining, payment of unpaid
                                  interest and reimburse allocated
                                  realized losses on the Subordinate
                                  Certificates.

--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1998-1
Computational Materials: Preliminary Term Sheet (page 6 of 8)
--------------------------------------------------------------------------------

Principal Allocation:         The principal distribution amount shall be
                              allocated in the following priority:

 For periods prior to the step down date or while a trigger event exists:

                              1.   To the Class A Certificates
                                   (sequentially with respect to Classes
                                   A-1 to A-5, and concurrently with
                                   respect to Class A-6 based upon its
                                   specified percentage), 100% of the
                                   principal distribution amount until such classes are equal to zero.

 For periods on and after the step down date and while no trigger event exists:

                              1.   To the Class A Certificates
                                   (sequentially with respect to Classes
                                   A-1 to A-5, and concurrently with
                                   respect to Class A-6 based upon its
                                   specified percentage), an amount
                                   required to reach and maintain the
                                   credit enhancement target for the Class
                                   A Certificates;

                              2. To the Class M-1 Certificates, an amount required to reach and maintain the credit enhancement target for the Class M-1 Certificates;

                              3. To the Class M-2 Certificates, an amount required to reach and maintain the credit enhancement target for the Class M-2 Certificates;

                              4.   To the Class B Certificates, an amount
                                   required to reach and maintain the
                                   credit enhancement target for the Class
                                   B Certificates; and

                              5.   Any remaining amounts shall be paid to
                                   the Class R Certificates (not being
                                   offered).

                              Notwithstanding the foregoing, on any payment date on which the sum of a) the principal balances of the Class M-1, Class M-2, and Class B Certificates and b) the overcollateralization amount is reduced to zero, any amounts of principal payable to the Class A Certificates shall be distributed pro rata.

--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1998-1
Computational Materials: Preliminary Term Sheet (page 7 of 8)
--------------------------------------------------------------------------------

Step Down Date:               The step down date is the earlier to occur of 1)
                              the later to occur of a) the payment date in [April], 2001 and b) the first payment date on which the senior enhancement percentage reaches its target level and 2) the date on which the principal balance of the Class A Certificates has been reduced to zero.

Maximum Collateral Amount:    With respect to any Payment Date, the sum of (i)
                              the Original Aggregate Loan Balance plus (ii) the original Pre-Funded Amount.

Pre-funding Account:          An aggregate cash amount (the "Pre-Funded Amount")
                              not to exceed 25% of the aggregate original principal balance of the Certificates will be placed in a pre-funding account for the acquisition of additional mortgage loans during a [60-day] period following the Closing Date. Sale proceeds will also fund the Capitalized Interest
                              Account.

Trigger Event:                A trigger event has occurred on a payment date if
                              the percentage obtained by dividing 1) the amount of 60+ day delinquent loans by 2) the aggregate outstanding loan balance exceeds [50]% of the senior enhancement percentage.

Senior Enhancement
Percentage:                   For any payment date, the percentage obtained by
                              dividing 1) the sum of a) the aggregate principal balance of the Class M-1, Class M-2, and Class B
                              Certificates and b) the overcollateralization amount, after taking into account principal distributions on such payment date by 2) the current aggregate outstanding loan balance of the home equity loans.

--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1998-1
Computational Materials: Preliminary Term Sheet (page 8 of 8)
--------------------------------------------------------------------------------

Class A-6 Lockout
Distribution Amount:          The Class A-6 Certificates is allocated principal
                              pari passu with the Class A Certificate that is currently entitled to receive a principal payment in a ratio equal to the product of a) the outstanding balance of the Class A-6 Certificates divided by the outstanding principal balance of all of the Class A Certificates and b) a specified percentage, namely: the lockout percentage (see below).

                              --------------------------------------------------
                                                                     Lockout
                                     Distribution Dates             Percentage
                              --------------------------------------------------
                                  April 1998 to March 2001               0%
                                  April 2001 to March 2003               45%
                                  April 2003 to March 2004               80%
                                  April 2004 to March 2005              100%
                                  April 2005 and thereafter             300%
                              --------------------------------------------------

Prospectus:                   The Offered Certificates are being offered
                              pursuant to a Prospectus which includes a Prospectus Supplement (together, the
                              "Prospectus"). Complete information with respect to the Offered Certificates and the Home Equity
                              Loans is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.


--------------------------------------------------------------------------------

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.